

<ARTICLE>                     5
<LEGEND>
     This schedule  contains summary  financial  information  extracted from the balance  sheet of CNL Income  Fund XIII,  Ltd.  at  September  30,2000,  and its
statement  of income  for the nine  months  then ended and is  qualified  in its entirety by  reference  to the Form 10-Q of CNL Income FUnd XIII,  Ltd.  for the
nine months ended September 30, 2000.
</LEGEND>

<PERIOD-TYPE>                  9-MOS
<FISCAL-YEAR-END>                            DEC-31-2000
<PERIOD-START>                               JAN-01-2000
<PERIOD-END>                                 SEP-30-2000
<CASH>                                       742,421
<SECURITIES>                                 0
<RECEIVABLES>                                120,054
<ALLOWANCES>                                 54,479
<INVENTORY>                                  0
<CURRENT-ASSETS>                             0<F1>
<PP&E>                                       23,906,858
<DEPRECIATION>                               2,652,884
<TOTAL-ASSETS>                               33,723,034
<CURRENT-LIABILITIES>                        0<F1>
<BONDS>                                      0
<PREFERRED-MANDATORY>                        0
<PREFERRED>                                  0
<COMMON>                                     0
<OTHER-SE>                                   32,669,192
<TOTAL-LIABILITY-AND-EQUITY>                 33,723,034
<SALES>                                      0
<TOTAL-REVENUES>                             2,601,333
<CGS>                                        0
<TOTAL-COSTS>                                593,515
<OTHER-EXPENSES>                             0
<LOSS-PROVISION>                             2,584
<INTEREST-EXPENSE>                           0
<INCOME-PRETAX>                              2,188,638
<INCOME-TAX>                                 0
<INCOME-CONTINUING>                          2,188,638
<DISCONTINUED>                               0
<EXTRAORDINARY>                              0
<CHANGES>                                    0
<NET-INCOME>                                 2,188,638
<EPS-BASIC>                                0
<EPS-DILUTED>                                0

<F1> Due to the nature of its  industry,  CNL  Income  Fund  XIII,  Ltd.  has an unclassified balance sheet; therefore, no values are shown above for current asets and current liabilities.

